COMMITMENTS AND CONTINGENCIES	3 Months Ended
Jun. 30, 2011
COMMITMENTS AND CONTINGENCIES [Text Block]
19.	COMMITMENTS AND CONTINGENCIES

a) Purchase Commitments

Commitments for the purchase of commercial properties totaled to US$5,887,321 as of June 30, 2011.

b) Lease commitments

As of June 30, 2011, future minimum rental payments under non-cancellable operating leases having initial or remaining lease terms of more than one year are as follows:

Year	Amount
2011	$ 1,091,532
2012	1,842,450
2013	2,472,963
2014	2,545,464
2015	2,407,374
Thereafter	7,042,779
$ 17,402,562

c) Contingencies

As of June 30, 2011, the Group provided guarantee to a related party, Yinli Decorative Lighting for its bank loans up to RMB12 million (approximately US$1.8 million), guarantee to a third party, Zibo Xinhe Textile Raw Material Co., Ltd for its bank loans up to RMB0.5 million (approximately US$0.08 million). The Group would be obligated in the event Yinli Decorative Lighting was unable to meet principal or interest payments when they become due. As of June 30, 2011, the maximum amount payable under such guarantees and pledge including the principle of RMB12 million (approximately US$1.85 million) with relevant interest and other associated legal cost. Should the Group be required to pay any portion of the total amount of the loans it has guaranteed, the Group could attempt to recover some or the entire amount from the guaranteed parties.

The Group did not record any contingencies as of June 30, 2011.